UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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NORTHSTAR REAL ESTATE INCOME II, INC.

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Colony NorthStar Credit Real Estate, Inc. Creating a Leading Commercial Real Estate Credit REIT January 2018

Forward-Looking Statements Cautionary Statement Regarding Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology, such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: the failure to receive, on a timely basis or otherwise, the required approvals by each of the NorthStar Real Estate Income Trust, Inc. and NorthStar Real Estate Income II, Inc. stockholders, government or regulatory agencies and third parties; the risk that a condition to closing of the combination may not be satisfied (including the listing by Colony Northstar Credit Real Estate, Inc. of its Class A common stock on a national securities exchange); each company’s ability to consummate the combination; operating costs and business disruption may be greater than expected; and the ability to realize substantial efficiencies as well as anticipated strategic and financial benefits, and the impact of legislative, regulatory and competitive changes, and other risk factors relating to the industries in which each company operates, as detailed from time to time in each company’s reports filed with Securities and Exchange Commission (“SEC”). There can be no assurance that the combination will in fact be consummated. None of Colony NorthStar, Inc., NorthStar Real Estate Income Trust, Inc., NorthStar Real Estate Income II, Inc. or any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements speak only as of the date of this presentation. None of Colony NorthStar, Inc., NorthStar Real Estate Income Trust, Inc. or NorthStar Real Estate Income II, Inc. are under any duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectation, and none of Colony NorthStar, Inc., NorthStar Real Estate Income Trust, Inc. or NorthStar Real Estate Income II, Inc. intends to do so. Additional Information and Where to Find It In connection with the proposed transaction, Colony NorthStar Credit Real Estate, Inc. has filed with the SEC a registration statement on Form S-4 (File No. 333-221685) and Colony NorthStar Credit Real Estate, Inc., NorthStar Real Estate Income Trust, Inc. and NorthStar Real Estate Income II, Inc. have filed with the SEC a definitive joint proxy statement / prospectus that was first mailed to security holders of Northstar Real Estate Income Trust, Inc. and NorthStar Real Estate Income II, Inc. on or about December 6, 2017. Each of Colony NorthStar Credit Real Estate, Inc., NorthStar Real Estate Income Trust, Inc. and NorthStar Real Estate Income II, Inc. may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that Colony NorthStar Credit Real Estate, Inc., NorthStar Real Estate Income Trust, Inc. or NorthStar Real Estate Income II, Inc. may file with the SEC. INVESTORS AND SECURITY HOLDERS OF COLONY NORTHSTAR CREDIT REAL ESTATE, INC., NORTHSTAR REAL ESTATE INCOME TRUST, INC. AND NORTHSTAR REAL ESTATE INCOME II, INC. ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS, THE CURRENT REPORTS ON FORM 8-K FILED BY EACH OF COLONY NORTHSTAR, INC., NORTHSTAR REAL ESTATE INCOME TRUST, INC. AND NORTHSTAR REAL ESTATE INCOME II, INC. ON AUGUST 28, 2017 IN CONNECTION WITH THE ANNOUNCEMENT OF THE ENTRY INTO THE MASTER COMBINATION AGREEMENT, THE CURRENT REPORTS ON FORM 8-K FILED BY EACH OF COLONY NORTHSTAR, INC., NORTHSTAR REAL ESTATE INCOME TRUST, INC. AND NORTHSTAR REAL ESTATE INCOME II, INC. ON NOVEMBER 21, 2017 IN CONNECTION WITH THE ANNOUNCEMENT OF THE ENTRY INTO THE AMENDED AND RESTATED MASTER COMBINATION AGREEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by Colony NorthStar, Inc., NorthStar Real Estate Income Trust, Inc. and NorthStar Real Estate Income II, Inc. through the website maintained by the SEC at www.sec.gov or by contacting the investor relations department of Colony NorthStar, Inc., NorthStar Real Estate Income Trust, Inc. or NorthStar Real Estate Income II, Inc. at the following: Contacts: Colony NorthStar, Inc. Darren J. Tangen Kevin P. TraenkleLasse Glassen Executive Vice President and Chief Financial OfficerExecutive Vice President and Chief Investment OfficerAddo Investor Relations 310-552-7230310-552-7212 310-829-5400 NorthStar Real Estate Income Trust, Inc. NorthStar Real Estate Income II, Inc. Investor RelationsInvestor Relations 877-940-8777877-940-8777 Participants in the Solicitation Each of NorthStar Real Estate Income Trust, Inc. and NorthStar Real Estate Income II, Inc. and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from their respective stockholders in connection with the proposed transaction. Information regarding NorthStar Real Estate Income Trust, Inc.’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in NorthStar Real Estate Income Trust, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2016 and its annual proxy statement filed with the SEC on April 28, 2017. Information regarding NorthStar Real Estate Income II, Inc.’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in NorthStar Real Estate Income II, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2016 and its annual proxy statement filed with the SEC on April 28, 2017. You may obtain free copies of these documents as described in the preceding paragraph. No Offer or Solicitation This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Rounded figures may not foot.

CLNC Listing Details

Listing Details	
Company Name	Colony Northstar Credit Real Estate, Inc.
Exchange / Ticker	NYSE / CLNC
Anticipated Listing Timing	Early February
Sponsor Ownership / Lock-Up	CLNS and affiliates will own ~37% of CLNC via Class B-3 shares (which will convert to Class A shares after one year) and OP units
Book Value Per Share / Unit[1]	~$25
Shares Outstanding[2]	130mm Shares (44.4mm Class B-3 Shares / 82.5mm Class A Shares / 3.1mm OP units)
Key Management Terms	Base Fee: 1.50% of stockholders' equity per annum (0.375% per quarter) Incentive Fee: 20% of Core Earnings in excess of 7% hurdle rate

See footnotes in the appendix

Colony NorthStar Credit Real Estate, Inc. 2

Introducing Colony NorthStar Credit Real Estate ü Propels Colony NorthStar’ objective of becoming an equity REIT… ü Attractive market backdrop and opportunity for growth ü Compelling value proposition to NorthStar I and NorthStar II shareholders through liquidity event and more efficient overhead ü Strong sponsorship in Colony NorthStar as a manager and successful track record across multiple Commercial Mortgage REITs ü Strategic Combination & Public Listing Contributed Portfolio Total assets1: $1.6bn Equity value1: $1.2bn Total assets1: $2.0bn Equity value1: $1.1bn See footnotes in the appendix Total assets1: $1.5bn Equity value1: $1.1bn Combination creates a leading commercial real estate credit REIT with scale and diversification Non-traded debt-focused REIT externally managed by Colony NorthStar Non-traded debt-focused REIT externally managed by Colony NorthStar Total assets2: $5.1bn Equity value2: $3.3bn Publicly traded REIT externally managed by Colony NorthStar

Investment Highlights Proposed Structure 1 Proposed Structure Proposed Structure Proposed Structure Proposed Structure Proposed Structure 2 3 4 5 6 Combination creates an industry leader with approximately $5.5 billion in assets and $3.4 billion in equity value1 Diversified and stabilized portfolio with attractive in-place current yield and capital appreciation and NAV growth potential (through equity participations and owned real estate) Attractive market opportunity across targeted investment strategies, geographies and asset classes Differentiated credit strategy across real estate opportunities provides more sustainable business plan and alignment with Colony NorthStar’s core strengths Diversified investment mandate across the capital structure mitigates reinvestment risk and provides flexibility through economic cycles to achieve appropriate risk-adjusted returns Compelling market opportunity across targeted investment classes Alignment of interests and significant ownership by Colony NorthStar, a global leader in real estate and investment management with $56 billion of AUM2 Significant transaction and asset management experience across a myriad of commercial real estate (“CRE”) asset classes through multiple real estate cycles Scale & Diversification Differentiated Strategy Sponsorship & World-Class Management Colony NorthStar sponsorship – world class expertise and ~37% ownership Flexible and differentiated investment strategy – yield with upside potential Conservative balance sheet with embedded new investment capacity Veteran management team with significant lending experience Well-diversified $5.1bn initial portfolio (total assets)

Access to CLNS' Global Real Estate Platform Creates a Meaningful Competitive Advantage

Senior Management With Extensive Real Estate Experience

COLONY NORTHSTAR



Thomas J. Barrack, Jr.
Executive Chairman



Richard B. Saltzman
CEO, President



Darren J. Tangen
CFO, EVP

COLONY NORTHSTAR CREDIT REAL ESTATE



Kevin P. Traenkle
CEO



Sujan S. Patel
CFO

Colony NorthStar – Breadth of Platform

- **Balance Sheet Strategies** — $15bn AUM[1]
  - Global Healthcare
  - U.S. Industrial
  - U.S. Hospitality
  - Global Other Equity & Debt
- **Balance Sheet Light** — $42bn AUM[1]
  - Institutional Funds
  - Retail Funds
  - Public REITs
  - Other Invest. Management

- Origination & Underwriting
- Asset Management
- Capital Markets
- Risk Management
- Compliance & Accounting
- Legal

See footnotes in the appendix

Colony NorthStar Credit Real Estate, Inc. 5

Colony NorthStar Sponsorship – World Class Commercial Real Estate Expertise


Extensive network of relationships
Deep knowledge across property types
COLONY NORTHSTAR
Global context and perspective
Experience across the capital stack

500+ Employees | **18** Offices Globally

$57bn of AUM[1] | **$15bn** Balance Sheet AUM (at share)

Key highlights

- 26-year track record with over $100 billion of investments by CLNS
- Over $25 billion of CRE credit assets in over 600 investments since inception
- Successful history of external management including:
  - ✓ Colony Financial, Inc. (*formerly NYSE: CLNY*)
  - ✓ NorthStar Realty Finance Corp. (*formerly NYSE: NRF*)
  - ✓ NorthStar Realty Europe Corp. (*NYSE: NRE*)
  - ✓ Various non-traded REITs (including NorthStar I and NorthStar II)

See footnotes in the appendix

Colony NorthStar Credit Real Estate, Inc. 6

Colony NorthStar Sponsorship – Global Presence With 18 worldwide locations, Colony NorthStar’s infrastructure is global, while its ground teams are local experts of the markets in which they operate: Heritage of first-mover advantage and innovation in real estate and reputation for credibility, creativity and responsiveness Deep market intelligence and information across the US, Europe and Asia Extensive network of relationships with lenders, borrowers/sponsors, sellers, partners and the brokerage community in local markets

Leading Deal Sourcing Capabilities Long-standing relationships with sponsors through CLNS global network ü Repeat borrowers and strategic relationships ü Nimble and differentiated capabilities providing compelling value proposition ü Multiple touchpoints across CLNS investment platform ü Select Sponsor Relationships Valued real estate perspective with experience across multiple real estate cycles ü Not approved logos ARES ASHFORD FISHER BROTHERS Driftwood AJ partners CHINA AM McSam Hotel group 60 Guilders

Annualized total return of 11.7% based on an investment of $20/share at IPO of Colony Financial, Inc. Successful and Relevant Track Record Completed IPO in September 2009 on New York Stock Exchange Mortgage REIT with strategy focused on secondary loan acquisitions, high yielding originations and real estate equity Merged with Colony Capital in April 2015 Approximately $9 billion of total invested capital in over 100 transactions Estimated 12% realized & unrealized IRR across all transactions Colony Financial Overview 84% Colony Financial Total Return (IPO to Internalization1) Annualized total return: 11.7% See footnotes in the appendix

Established Platform with Scale Shareholders Equity2 ($ in billions) Source: Company filings Note: Based on financials as of 9/30/17 See footnotes in the appendix Equity market cap2: $5,865 $2,950 $1,644 $1,730 -5 n/a $1,017 $1,199 $398 n/a - Second largest CRE mortgage REIT1, positioned to capitalize on compelling market opportunities 1

CLNC Portfolio Overview Investment Type Property Type Geography Weighted average fixed coupon: 8.4% Weighted average floating coupon: L + 5.8% 5 4 Initial portfolio largely aligned with target strategy Southern California Multifamily What asset in bottom middle? Fairmont and Club Quarters shown on subsequent pages – use other asset? Midwest / Southeast Industrial Portfolio Northern California Luxury Hotel Club Quarters Rockefeller Center New York, NY See footnotes in the appendix

Differentiated Strategy to Maximize ROE Proposed Structure 1 Proposed Structure Proposed Structure Proposed Structure Proposed Structure Proposed Structure 2 3 4 5 6 Senior Mortgage Loans Mezzanine Loans Net Leased Real Estate Proven asset management Target Assets CRE Debt Securities Large diversified initial portfolio Nimble and differentiated investment strategy Ability to maximize risk-adjusted returns through economic cycles Yield-focused with capital appreciation upside Proven asset management capabilities Experienced manager with long track record of real estate credit investing Preferred Equity CLNC Competitive Advantages

Illustrative Investment Economics

- ✓ Return of net equity capital of approximately $350 - $450mm annually from 2018 to 2020, ~$2.6bn of anticipated repo and credit facility capacity, and cash on balance sheet of $257mm[1]
- ✓ Anticipated 2018 originations of approximately $2.0 - $2.5bn

	Target Unlevered Yield	Target Levered Yield
Senior Loans	~5.0% – 6.0%	~10.5% – 13.5%
Mezzanine + Preferred Equity	~11.0% – 14.0%	~11.0% – 14.0%
CMBS[2]	Varies	~12.0% – 15.0%
U.S. NNN Real Estate	~6.0% - 7.0%	~10.0% – 12.0%
CLNC Total Investment-level Yield		~11.0% – 13.0%

Note: The financial information contained in this slide is for illustrative purposes only and is not represented as being indicative nor should you rely on such information as being indicative, of Colony NorthStar's views on its future financial condition and / or performance

Colony NorthStar Credit Real Estate, Inc. 13

Robust Origination Platform Comprehensive Origination Capabilities Total loan requests reviewed: $[X]bn2 Over 70 dedicated investment professionals ü CLNC Screening and Evaluation Process (1) (2) (3) (for FY 2017) Deep relationships with borrowers and intermediaries ü Expertise in identifying, evaluating and structuring investments ü Real-time real estate market intelligence ü Ability to source investments across the capital stack ü ~12 / ~$760mm Total Loans Quoted Loans: ~65 / ~$3bn Total Loans Underwritten Loans: ~340 / ~$23bn 14% 24% 100% Total Loan Requests Evaluated # of loans / Face Value ($bn) Loans: ~1,000 / ~$60bn Total Closed See footnotes in the appendix ~1% of loans evaluated are closed % of loans evaluated 38% 5% 1%

Investment Pipeline and Q4 Investment Update

CLNC Q4 2017 Investment Update

- CLNC Investment activity during the 4th Quarter of 2017 includes:
  - **Northern California Luxury Hotel[1]:** $173.5 million senior loan secured by a 4 star, full service hotel located in San Jose, CA
  - **Southeast Multifamily Portfolio:** $83.7 million senior loan secured by a portfolio of 5 multifamily properties in Knoxville, TN
  - **Southern California Multifamily:** $24.0 million senior loan secured by a newly-renovated multifamily property located in San Diego, CA
  - **Los Angeles Office:** $21.3 million senior loan secured by an office building in Hollywood, CA
- FY 2017 gross repayments for NS I and NS II of ~$520mm (~$300mm net equity) resulting in a 13.1% IRR and 1.3x multiple

CLNC Active Pipeline[2]


Preferred equity ~15%
Senior loans ~75%
Mezzanine loans ~10%

- Current active pipeline: ~$4.5bn
- ~60 potential investments under review

Note: CLNC Q4 investments based on transactions closed by NS I and NS II
See footnotes in the appendix

Colony NorthStar Credit Real Estate, Inc. 15

Compelling Market Opportunity in CRE Lending… Over $1 trillion of debt maturities from ’18-’20 Significant CRE Loan Maturities ($ in billions)1 Robust CRE Transaction Volume ($ in billions)3 Increasing Alternative Lenders Market Share3 CMBS Life Cos Other Banks CMBS, Gov’t Agency, Insurance, Banks 94% Mortgage REITs, Other 6% CMBS, Gov’t Agency, Insurance, Banks 90% Mortgage REITs, Other 10% 2012 See footnotes in the appendix. Growth to be driven by a combination of near-term maturities, strong CRE transaction volumes, lower supply from traditional lenders and continued penetration by mortgage REIT lenders 2016 Low CMBS Issuance Post-Crisis ($ in billions) Annualized 2017 CMBS issuance is ~$89bn, on pace to surpass 2016 issuance 2

…And Net Lease Real Estate Favorable real estate fundamentals provide strong opportunities for growth Market Opportunity Highlights Positive real estate fundamentals driven by strong macroeconomic backdrop 15 quarters of positive economic growth and job creation Strong investor demand for commercial real estate Positive rent growth trends expected to continue throughout the next four years (2018 – 2021) Transaction volumes increasing in tandem with property prices Commercial Property Price Index1 Rent Growth1 Net Lease Transaction Volume2 ($ in billions) See footnotes in the appendix.

Portfolio Overview – Loan Portfolio Weighted average fixed coupon: 8.4% Weighted average floating coupon: L + 5.8% Asset Type5 Geography5 Collateral Type5 Portfolio Highlights as of 9/30/17 Loan Portfolio Size $2.5bn Number of Loans 106 Average Remaining Term1 2.3 yrs Floating Rate %2 73% All-in Unlevered Yield3 8.3% Illustrative Levered Yield4 A 50 basis point increase in LIBOR would increase Illustrative Levered Yield by ~30bps ~12.5% Note: As of 9/30/17; loan portfolio includes senior mortgage loans, mezzanine loans and preferred equity interest, some of which have equity participation interests See footnotes in the appendix

San Jose, CA Case Study – Northern California Luxury Hotel Investment Date January 2018 Location San Jose, CA Transaction Type Origination Investment Type Senior Mortgage Loan Collateral Hospitality Total Funded / Total Committed $167mm / $174mm LTV1 57.3% Key Highlights Prime location in Downtown San Jose, which has recently seen significant institutional investment activity Experienced asset manager in the hospitality sector Significant sponsorship equity Cash Coupon2 1mo LIBOR + 4.25% Levered Yield3 12.9% Investment Northern California Luxury Hotel Note: The above information is provided for illustrative purposes and may not reflect all assumptions used. Actual results of a portfolio may differ materially. Financial information as of 9/30/17 unless otherwise stated. See footnotes in the appendix

Case Study – Southeast Multifamily Portfolio Investment Date November 2017 Location Knoxville, TN Transaction Type Origination Investment Type Senior Mortgage Loan Collateral 5 multifamily properties totaling 1,166 units Total Funded / Total Committed $61mm / $84mm LTV1 67.6% Key Highlights Strong in-place cash flows with upside potential through renovations Prime location within desirable Knoxville submarkets Experienced sponsor headquartered in Nashville, TN Cash Coupon2 1mo LIBOR + 4.00% Levered Yield3 11.2% Investment Southeast Multifamily Portfolio Note: The above information is provided for illustrative purposes and may not reflect all assumptions used. Actual results of a portfolio may differ materially. Financial information as of 9/30/17 unless otherwise stated. See footnotes in the appendix Knoxville, TN

Midtown – New York, NY Case Study – NYC Midtown Hotel Portfolio Rockefeller Center – New York, NY Investment Date August 2016 Location New York, NY Transaction Type Origination Investment Type Mezzanine Loan Collateral Hospitality Total Amount $17mm LTV1 70.9% Key Highlights Experienced hotel owner/operator Meaningful new sponsor equity Well-located Midtown Manhattan hotel products Strong corporate demand driven by brand management Cash Coupon2 1mo LIBOR + 11.00% Levered Yield3 12.8% Investment NYC Midtown Hotel Portfolio Note: The above information is provided for illustrative purposes and may not reflect all assumptions used. Actual results of a portfolio may differ materially. Financial information as of 9/30/17 unless otherwise stated. See footnotes in the appendix

Case Study – Industrial Portfolio

Investment	Industrial Portfolio
Investment Date	September 2016
Location	Various (primarily located in top markets within CA, IL and GA)
Transaction Type	Origination
Investment Type	Preferred Equity
Collateral	39 industrial properties totaling ~6.3mm square feet
Total amount[1]	$99mm
LTV[2]	82.4%
Key Highlights	▪ Portfolio is 100% leased to 28 tenants located in 17 states across the U.S. with a weighted-average lease term of 10.0 years ▪ Experienced sponsor with a strategic focus on industrial real estate ▪ Properties leased under absolute triple net leases terms ▪ Strong tenant retention, as 22 of the 28 tenants utilize property as their corporate headquarters
Preferred Return Rate[3]	13.1%

Norcross, GA



Eden Prairie, MN



Note: The above information is provided for illustrative purposes and may not reflect all assumptions used. Actual results of a portfolio may differ materially. Financial information as of 9/30/17 unless otherwise stated. See footnotes in the appendix

Colony NorthStar Credit Real Estate, Inc. 22

Portfolio Overview – Owned Real Estate Weighted average fixed coupon: 8.4% Weighted average floating coupon: L + 5.8% Portfolio Highlights as of 9/30/17 Portfolio Size $1.5bn Properties 80 Buildings 193 Total Square feet 12.7mm Annualized Base Rent1 $123mm Occupancy 93% Real Estate Type2 Geography2 Property Type2 Note: As of 9/30/17 See footnotes in the appendix 3

Case Study – Midwest / Southeast Industrial Portfolio Indianapolis, IN Morrisville, NC Investment Date June 2015 Location Various Transaction Type Acquisition Investment Type Net Leased Owned Real Estate Collateral 22 industrial properties totaling ~6.7mm square feet Total Equity1 $114mm Key Highlights Stable and well diversified portfolio with 28 credit quality tenants predominately under triple net leases Properties benefit from critical mass in strong distribution markets located in 7 states across the Midwest and Southeast Experienced manager of industrial real estate Staggered rollover schedule is well-dispersed over the next five years Defensive portfolio with potential upside from below market leases Levered Yield2 8.0% Investment Midwest / Southeast Industrial Portfolio Note: The above information is provided for illustrative purposes and may not reflect all assumptions used. Actual results of a portfolio may differ materially. Financial information as of 9/30/17 unless otherwise stated. See footnotes in the appendix

Investment Management Process Origination and Initial Screen Due Diligence & Underwriting Process Approval Execution Active Asset Management Reporting Negotiation of final terms Finalize legal / documentation Title / survey Hedging strategy (if applicable) Present material modifications to Investment Committee Closing / funding IT systems Regular site visits and market surveys Performance monitoring and value-add servicing Detailed asset reviews and re-underwritings Closely track and audit operating performance and business plans Monthly report to credit providers (if applicable) Comprehensive quarterly reporting 3rd Party reporting Sourcing Market review Site visits Operating partner review Transaction structure Risk / return & pricing Preliminary presentation and approval Engagement / agreement on terms Cash flow / value underwriting Deep dive site visits Operating partner diligence Borrower diligence (debt investments) Third party reports Legal documentation / diligence Market data Formulate final recommendation Preparation of detailed Investment Committee Presentation Allocation Committee Investment Committee Outcome Highly disciplined and coordinated approach to investment management Rigorous underwriting and screening process combined with proactive asset management approach for each investment

Low Leverage Capital Structure Provides Flexibility and Support to Drive Growth and ROE Capital Structure1 ($ in billions) Significant New Investment Capacity Embedded financing capacity within existing portfolio Additional leverage capacity (current leverage of 0.5x debt to equity) Return of capital from debt and private equity investments Disposition and reinvestment of select owned real estate assets Access to additional financing sources Corporate revolving credit facility Repurchase agreements / term facilities Mortgage debt Capital market securitizations Total Capitalization $4.9bn Shareholders’ Equity Repo Facilities Mortgage Debt Securitization CMBS Facilities See footnotes in the appendix

Access to Diverse and Efficient Financing Supports Prudent Leverage CLNC will have access to ~$2.6 billion of incremental repo and credit facility capacity1 Summary of Financing Facilities Maximum Facility Size Current Borrowings Weighted Average Final Maturity (Years)2 ($ in thousands) Secured Revolving Repurchase Facilities Bank 1 $500,000 $233,182 1.70 Bank 2 400,000 81,525 0.90 Bank 3 300,000 72,900 2.70 Revolving Repurchase Facilities $1,200,000 $387,607 1.70 CMBS Credit Facilities3 Bank 1 $54,270 $54,270 0.25 Bank 2 39,773 39,773 0.25 Bank 3 - - - Bank 4 - - - Bank 5 - - - CMBS Credit Facilities $94,043 $94,043 0.25 Revolving Credit Facility $400,000 - 5.0 Total facilities $1,694,043 $481,650 2.39 9/30/17 cash and cash equivalents5 $257,130 - - Facilities + 9/30/17 cash and cash equivalents $1,951,173 Source: Company filings as of September 30, 2017 CLNC anticipates an additional ~$1.4 billion in aggregate repurchase facility commitments across four new lenders4

CLNC Board of Directors Illustrative senior loan return on equity1 NewCo pro forma capital structure Richard B. Saltzman Chairman of the Board Chief Executive Officer and President of CLNS Serves on the Board of Kimco Realty Corp. and the Board of Trustees of NorthStar Realty Europe Corp. and previously served on the Board of Trustees for Colony Starwood Homes Kevin P. Traenkle Director, Chief Executive Officer and President Executive Vice President and Chief Investment Officer of CLNS Previously held the position of Executive Director and Chief Investment Officer for Colony Capital, Inc. Darren J. Tangen Director Executive Vice President and Chief Financial Officer of CLNS Previously held the position of Executive Director and Chief Operating Officer for Colony Capital, Inc. Catherine D. Rice Director Director of Store Capital Corporation Previous positions include Senior Managing Director and Chief Financial Officer of W.P. Carey and Chief Financial Officer of iStar, Inc. Vernon B. Schwartz Director Independent director of NorthStar I and a member of NorthStar I’s Audit Committee Previously was Executive Vice President at iStar Inc. from 2005 to 2017 John E. Westerfield Director Chief Executive Officer and member of the Board of Directors of Mitsui Fudosan America, Inc. Serves as a member of the Board of Directors of Halekulani Corporation CLNS Affiliated Independent Winston W. Wilson Director Independent director of NorthStar II and the chairman and financial expert of NorthStar II’s Audit Committee Serves as a director of NorthStar/RXR New York Metro Real Estate, Inc.

Investment Highlights Proposed Structure 1 Proposed Structure Proposed Structure Proposed Structure Proposed Structure Proposed Structure 2 3 4 5 6 Combination creates an industry leader with approximately $5.5 billion in assets and $3.4 billion in equity value1 Diversified and stabilized portfolio with attractive in-place current yield and capital appreciation and NAV growth potential (through equity participations and owned real estate) Attractive market opportunity across targeted investment strategies, geographies and asset classes Differentiated credit strategy across real estate opportunities provides more sustainable business plan and alignment with Colony NorthStar’s core strengths Diversified investment mandate across the capital structure mitigates reinvestment risk and provides flexibility through economic cycles to achieve appropriate risk-adjusted returns Compelling market opportunity across targeted investment classes Alignment of interests and significant ownership by Colony NorthStar, a global leader in real estate and investment management with $56 billion of AUM2 Significant transaction and asset management experience across a myriad of commercial real estate (“CRE”) asset classes through multiple real estate cycles Scale & Diversification Differentiated Strategy Sponsorship & World-Class Management Colony NorthStar sponsorship – world class expertise and ~37% ownership Flexible and differentiated investment strategy – yield with upside potential Conservative balance sheet with embedded new investment capacity Veteran management team with significant lending experience Well-diversified $5.1bn initial portfolio (total assets)

Appendix

Management Agreement Summary Overview Manager A subsidiary of Colony NorthStar, Inc. Base Management Fee 1.50% of stockholders’ equity per annum (0.375% per quarter) Incentive Fee The difference between (i) 20% of Core Earnings in the most recent 12-months over a 7% hurdle on common equity in the most recent 12-months and (ii) the sum of any incentive fee paid to the Manager with respect to the first three calendar quarters of the most recent 12-month period Compensation Base and incentive fees paid in cash1 Initial Term 3-years Renewal Automatic annual renewal after the initial term unless either party elects to terminate Termination CLNC: With cause at anytime with at least 30 days’ prior written notice; without cause at the end of the initial 3-year term or any renewal term for poor performance or unfair fees with 180 days’ prior written notice (subject to renegotiation of the fees in the event of termination due to unfair fees) Manager: With cause at anytime with 60 days’ prior written notice; without cause may decline to renew the management agreement at the end of the initial 3-year term or any renewal term by providing 180 days’ prior written notice Termination Payment 3.0x the sum of (i) the average annual base management fee and (ii) the average annual incentive fee, in each case earned over the prior two years; payable upon termination by CLNC without cause or by the Manager with cause Expense Reimbursement Expenses related to CLNC incurred by the Manager, including: legal, tax, accounting, financial, due diligence and other services

Footnotes

Page 2

1. Reflects book value per share of common equity. Based on unaudited pro forma condensed combined balance sheet as of 9/30/17 and reflects pro forma transaction adjustments including the impact of fair value, consolidation, and various closing adjustments. True-up adjustments between the period between of 10/1/17 and closing of the merger are excluded and not currently determinable
2. Assumes the closing of the transaction following a listing, OP units are convertible into Class A shares

Page 3

1. Represents agreed upon contribution values as of 9/30/17 using valuation methodologies that were consistently applied across all parties, including the use of values, which were within a range of values provided by an independent third-party valuation firm
2. Represents sum of contributed values, excludes transaction costs and does not reflect any potential combination accounting adjustments; shareholders' equity includes non-controlling interest in operating partnership and excludes non-controlling interest in investments

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1. Represents balance sheet and third-party AUM as of 9/30/17 (including $15bn attributable to a business held for sale)

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1. Represents balance sheet and third-party AUM as of 9/30/17 (including $15bn attributable to a business held for sale)

Page 9

1. Based on investments closed by Colony Financial, Inc. between its September 2009 IPO and April 2015 internalization of Colony Capital, LLC. Realized and unrealized IRR are based on actual quarterly contributions and distributions with the exit values of unrealized IRR based on liquidation at estimated fair value as of 9/30/17 and calculated using a "time-zero" methodology in which the cash flows of all investments begin on the same date

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1. Based on shareholders' equity value as of 9/30/17 assuming the consummation of the transaction
2. Shareholders' equity includes non-controlling interest in operating partnership and excludes liquidation value of preferred equity

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1. Senior mortgage loans include junior participations in our originated senior mortgage loans for which we have syndicated the senior participations to other investors and retained the junior participations for our portfolio and contiguous mezzanine loans where we own both the senior and junior loan positions. We believe these investments are more similar to the senior mortgage loans we originate than other loan types given their credit quality and risk profile
2. Mezzanine and preferred equity balances include $3.8 million and $56.4 million of value of pro forma book value at our share, respectively, for related equity participation interests. Mezzanine loans also include other subordinated loans
3. Pro forma book value includes $3.3 billion of assets in three securitization trusts in which we are expected to own the controlling class of securities and therefore consolidate. The consolidated liabilities related to these consolidated assets are $3.1 billion. Pro forma book value at our share reflects both the elimination of the consolidated assets and inclusion of our net $140.9 million equity position in these securitization trusts
4. Diversified/Other includes (i) CMBS and private equity interests, which have a diversified underlying collateral/asset base, (ii) manufactured housing communities and (iii) commercial and residential development and predevelopment assets
5. Various includes CMBS, private equity interests and one non-U.S. collateral asset

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1. Pro forma cash on balance sheet as of 9/30/17 and reflects anticipated transaction and closing adjustments. True-up adjustments between the period between of 10/1/17 and closing of the merger are excluded and not currently determinable
2. Includes B pieces

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1. Loan figures represent all 2017 activity for all of CLNS managed entities / funds and balance sheet
2. Includes US debt investments only; excludes CMBS
3. Includes deals generated through the US Investment Management platform only; excludes Colony NorthStar balance sheet deals

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1. Northern California Luxury Hotel loan closed January 2, 2018
2. As of January 3, 2018

Colony NorthStar Credit Real Estate, Inc. 32

Footnotes (cont’d) Page 16 Trepp LLC as of September 2017 Commercial Mortgage Alert; 2017 issuance data as of September 2017 Real Capital Analytics as of December 2016 Page 17 Green Street Advisors as of December 2017; based on equal-weighted average of the five major property sectors: Apartment, industrial, mall, office, and strip centers. Real Capital Analytics as of December 2017 Page 18 Represents the remaining term based on the current contractual maturity date of loans and is weighted by pro forma book value at our share excluding equity participations Weighted by pro forma book value at our share Based on pro forma book value at our share excluding equity participations; in addition to credit spread, all-in yield includes the amortization of deferred origination fees, purchase price premium and discount, loan origination costs and accrual of both extension and contractual exit fees. All-in yield for the loan portfolio assumes the applicable floating benchmark rate as of 9/30/17 for weighted average calculations Illustrative levered yield represents investment net income from senior portfolio utilizing leverage of 75% at L + 225bps and unlevered investment net income from mezzanine and preferred portfolios, divided by pro forma net book value at our share Pro forma book value at our share represents the proportionate pro forma book value based on our ownership by asset Other includes manufactured housing communities and commercial and residential development and predevelopment assets Other includes one non U.S. collateral asset Page 19 Based on the total committed loan amount divided by third party appraised value Cash coupon does not include origination or exit fees Reflects levered investment net income divided by net book value; based on total committed funding and includes future financing expected to be funded upon merger close Page 20 Based on the total committed loan amount divided by third party appraised value Cash coupon does not include origination or exit fees Reflects levered investment net income divided by net book value; based on total committed funding Page 21 Based on the total loan amount divided by third party appraised value Cash coupon does not include origination or exit fees Reflects investment net income divided by net book value Page 22 Does not include potential upside through equity participation Based on the total loan amount divided by third party appraised value Reflects current preferred return rate which has future contractual increases of 0.50% annually Page 23 Total annualized base rent is based on in-place leases multiplied by 12, excluding straight-line adjustments and rent concessions as of September 30, 2017 Pro forma book value at our share represents the proportionate pro forma book value based on our ownership by asset Other owned real estate includes hotel assets and residential development and predevelopment assets Page 24 Represents the Company’s share Reflects levered investment net income divided by net book value

Footnotes (cont’d) Page 26 Capital structure is shown on a pro rata basis as of September 30, 2017 Page 27 Includes $1.4 billion of additional capacity from new repurchase facilities currently under negotiation Final maturity assumes extensions are exercised CMBS credit facilities do not have specified capacity. Borrowings and interest rates are asset-specific and determined at the time of borrowing. These credit facilities are indexed to one-month or three-month LIBOR and currently have an as of right, rolling three-month term There is no assurance that definitive agreements will be entered into on the terms contemplated or at all Pro forma cash on balance sheet as of 9/30/17 and reflects anticipated transaction and closing adjustments. True-up adjustments between the period between of 10/1/17 and closing of the merger are excluded and not currently determinable Page 31 As a component of Manager’s compensation, the Company or subsidiaries may issue to the Manager or personnel of the Manager stock-based or other equity-based compensation under the Company’s or subsidiary’s equity incentive plan